DELAWARE POOLED TRUST

The Focused Value Portfolio
The Core Fixed Income Portfolio

Supplement to the Trust's Prospectus
dated February 28, 2003

On May 15, 2003, the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted to liquidate and dissolve The Focused Value Portfolio and The Core Fixed Income Portfolio of the Trust (each a "Portfolio", and together, the "Portfolios"). As a result of the decision to pursue liquidation and dissolution of the Portfolios, as of the date of this Supplement, new investors are not permitted to purchase shares of the Portfolios. Securities of each Portfolio will be sold in an orderly manner, and the proceeds will be transferred to any remaining shareholders on a pro rata basis on or about May 30, 2003 for The Focused Value Portfolio and on or about July 15, 2003 for The Core Fixed Income Portfolio.

Please keep this supplement for future reference.

The date of this Supplement is May 16, 2003.